UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

                      December 14, 2012 (December 12, 2012)
                ------------------------------------------------
                Date of Report (date of earliest event reported)


                               CAMELOT CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

          Nevada                     000-08299                    84-0691531
----------------------------        -----------              -------------------
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)

                     J4-2-12, Diplomatic Residence Compound,
                      No.1 Xiushui Street, Jianguomen Wai,
                    Chaoyang District, Beijing 100600, China
                    ----------------------------------------
                    (Address of principal executive offices)

                                0086 10 858 92903
                           ---------------------------
                           (Issuer's Telephone Number)

                                  20 Joan Place
                             North Haledon, NJ 07508
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

     On December 12, 2012, the Registrant, Comjoyful International Ltd., a company incorporated under the laws of the British Virgin Islands (the "Purchaser"), and Andrea Lucanto (the "Seller" or "Ms. Lucanto") entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") pursuant to which the Seller sold to the Purchaser 1,784,497 shares of the Registrant's common stock, par value $0.01 per share (the "Common Stock"), representing approximately 85.76% of the total issued and outstanding shares of Common Stock, for a total consideration of $300,000, of which amount $212,381.21 was used to pay off certain liabilities of the Registrant. The source of the purchase price was from personal funds of certain of the shareholders of the Purchaser's parent company. We refer to the transaction consummated under the Stock Purchase Agreement as the "Transaction". Upon the closing of such Transaction, the Purchaser acquired 1,784,497 shares of Common Stock, or approximately 85.76% of the issued and outstanding Common Stock and attained voting control of the Company.

     Prior to the closing of the Transaction, the sole director and officer of the Company was Ms. Lucanto. Ms. Lucanto resigned from her position as Chief Executive Officer, President and Chief Financial Officer effective immediately at the closing and also resigned from her position as the sole director of the Company, which resignation as director will be effective 10 days following the filing of an Information Statement on Schedule 14f-1 (the "Information Statement") with the SEC and the distribution of this Information Statement to shareholders. In her capacity as a director, Ms. Lucanto appointed Mr. Yazhong Liao to fill the vacancies created by her resignation as Chief Executive Officer, President and Chief Financial Officer, and also appointed him to serve as a director, provided, however, that the appointment of Mr. Liao as director shall be effective on the tenth day following the filing by us of this Information Statement with the SEC.

     The following table sets forth certain information as of December 14, 2012 with respect to the beneficial ownership of the Registrant's outstanding Common Stock. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

                                    Common Stock      Percentage of Common Stock
Name of Beneficial Owner         Beneficially Owned     Beneficially Owned (2)
------------------------         ------------------     ----------------------

Comjoyful International Ltd. (1)      1,784,497                  85.76%

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(1)  The shares are held of record by Comjoyful International Ltd. , a BVI company with an address at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands. Yazhong Liao, Zhangmei Zhang, Huiwen Qu, Xiuxia Ji, and Yimin Gu, directors of Comjoyful International Ltd., have the power to direct the vote and disposition of our Common Stock held by Comjoyful International Ltd. The business address of Yazhong Liao, Zhangmei Zhang, Huiwen Qu, Xiuxia Ji, and Yimin Gu is 25th floor, Baotong Tower, No. 567 Jianzhu West Road, Binhu District, Wu Xi, Jiangsu province, 214072, the People's Republic of China.
(2) Percentage ownership is based on 2,080,873 shares of Common Stock outstanding as of December 14, 2012. There are no outstanding options, warrants or other securities convertible into our Common Stock.

     The change in control did not result in a change of the Registrant's business. Other than the transactions and agreements disclosed in this Current Report on Form 8-K, we know of no arrangements, which may result in a change in control at a subsequent date.

     A copy of the Stock Purchase Agreement is included as Exhibit 2.1 to this Current Report on Form 8-K and is hereby incorporated by reference. All references to the Stock Purchase Agreement in this Form 8-K are qualified, in their entirety, by the text of such exhibits.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On December 13, 2012, in connection with the closing of the Transaction, Andrea Lucanto, sole director and officer of the Company submitted a letter of resignation to the Board of Directors of the Company. Her resignation as Chief Executive Officer, President and Chief Financial Officer was effective immediately. Her resignation as a director will be effective 10 days following the filing by the Company of the Information Statement with the SEC. Prior to Ms. Lucanto's resignation, she appointed Mr. Liao to fill the vacancies created as a result of her resignation as Chief Executive Officer, President and Chief Financial Officer effective immediately upon the closing, and appointed Mr. Liao as a director; provided, however, that the appointment of Mr. Liao as director shall be effective on the tenth day following the filing of an Information Statement on Schedule 14f-1 with the SEC and the distribution of the Information Statement to the Registrant's shareholders. There were no disagreements between Ms. Lucanto and the Registrant on any matter relating to the Registrant's operations, policies or practices, which resulted in her resignation.

     Mr. Liao, age 46, has been president of Wuxi Kangjiafu Biotech Co., Ltd. since 2008, and has been president of Wuxi Kangjiafu Royal Regimen Investment Management Co., Ltd., a company located in the People's Republic of China in the business of investment management for health clubs specialized in Chinese traditional body massage, foot massage, spa, acupuncture, etc., since 2010. Mr. Liao graduated from the Sichuan Southwestern College of Construction Engineering in 1998.

     There is no employment agreement between the Registrant and Mr. Liao, nor is there any arrangement or plan in which we provide compensation, bonus, pension, retirement, or similar benefits to Mr. Liao. There have been no transactions to which the Company was or is to be a party, in which Mr. Liao had, or will have, a direct or indirect material interest.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(D) EXHIBITS.

    Exhibit No.            Description
    -----------            -----------

       2.1          Stock Purchase Agreement

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CAMELOT CORPORATION


                                           By: /s/ Yazhong Liao
                                              ----------------------------------
                                           Name:  Yazhong Liao
                                           Title: Chief Executive Officer

Dated: December 14, 2012

    Exhibit No.            Description
    -----------            -----------

       2.1          Stock Purchase Agreement